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                                                                  EXHIBIT (e)(4)

S E R V I C E   R E Q U E S T


CORPORATE AMERICA
-----------------
AIG AMERICAN GENERAL LIFE

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CORORATE AMERICA -- FIXED OPTION
Division 301 - AGL Declared Fixed Interest Account

CORPORATE AMERICA -- VARIABLE DIVISIONS
AIM Variable Insurance Funds
----------------------------
   . Division 802 - AIM V.I. International Growth
   . Division 803 - AIM V.I. Premier Equity
The Alger American Fund
-----------------------
   . Division 843 - Alger American MidCap Growth
American Century Variable Portfolios, Inc.
------------------------------------------
   . Division 825 - VP Value
Dreyfus Variable Investment Fund
--------------------------------
   . Division 807 - Developing Leaders
   . Division 808 - Quality Bond
Fidelity Variable Insurance Products
------------------------------------
   . Division 840 - VIP Contrafund
   . Division 838 - VIP Equity-Income
   . Division 839 - VIP Growth
   . Division 844 - VIP Mid Cap
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
   . Division 845 - FT Small Cap Value Securities
Janus Aspen Series
------------------
   . Division 821 - International Growth
   . Division 823 - Mid Cap Growth
   . Division 822 - Worldwide Growth

MFS Variable Insurance Trust
----------------------------
   . Division 819 - MFS Capital Opportunities
   . Division 809 - MFS Emerging Growth
   . Division 820 - MFS New Discovery
   . Division 818 - MFS Research
Neuberger Berman Advisers Management Trust
------------------------------------------
   . Division 824 - Mid-Cap Growth
Oppenheimer Variable Account Funds
----------------------------------
   . Division 846 - Oppenheimer Global Securities
PIMCO Variable Insurance Trust
------------------------------
   . Division 836 - PIMCO Real Return
   . Division 835 - PIMCO Short-Term
   . Division 837 - PIMCO Total Return
Putnam Variable Trust
---------------------
   . Division 814 - Putnam VT Diversified Income
   . Division 813 - Putnam VT Growth and Income
   . Division 815 - Putnam VT Int'l Growth and Income
VALIC Company I
---------------
   . Division 805 - Mid Cap Index
   . Division 801 - Money Market I
   . Division 827 - Small Cap Index
   . Division 806 - Stock Index
Vanguard Variable Insurance Fund
--------------------------------
   . Division 833 - High Yield Bond
   . Division 834 - REIT Index

AGLC101133

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
[LOGO] AIG American General                                                                                  Variable Universal Life
                                                                                                           Insurance Service Request

                                                                                                Complete and return this request to:
                                                                                                  Variable Universal Life Operations
American General Life Insurance Company ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
A member company of American International Group, Inc.                     (888) 325-9315 or (713) 831-3443 . Hearing Impaired (TDD)
                                                                                                (888) 436-5258 . Fax: (877) 445-3098
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[_]  POLICY          1.   POLICY #:____________________________ Insured:  __________________________________________________________
     IDENTIFICATION
                          Address: ________________________________________________________________________New Address (yes) (no)
 COMPLETE THIS SECTION
   FOR ALL REQUESTS.      Primary Owner (If other than an insured): ______________________________________________

                          Address: ________________________________________________________________________New Address (yes) (no)

                          Primary Owner's S.S. No. or Tax l.D. No._____________________Phone Number: (     ) __________ - __________

                          Joint Owner (If applicable): ________________________________________________________

                          Address: ________________________________________________________________________New Address (yes) (no)

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[_]  NAME            2.
     CHANGE               Change Name Of: (Circle One)        Insured  Owner  Payor  Beneficiary

 Complete this section    Change Name From: (First, Middle, Last)              Change Name To: (First, Middle, Last)
 if the name of one of
    the Contingent          __________________________________________         ____________________________________________________
Insureds, Owner, Payor
  or Beneficiary has      Reason for Change: (Circle One)      Marriage Divorce    Correction  Other (Attach copy of legal proof)
changed. (Please note,
 this does not change
    the Contingent
Insureds, Owner, Payor
    or Beneficiary
     designation.)

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[_]  CHANGE IN       3.   INVESTMENT DIVISION                  PREM %   DED %  INVESTMENT DIVISION                    PREM %   DED %
     ALLOCATION
     PERCENTAGES          (301)  AGL Declared Fixed Interest    ____%   ____%  Neuberger Berman Advisers Management Trust
                                                                               ------------------------------------------
                                 Account                                       (824)  Mid-Cap Growth                   ____%   ____%
  Use this section to     AIM Variable Insurance Funds                         Oppenheimer Variable Account Funds
                          ----------------------------                         ----------------------------------
 indicate how premiums    (802)  AIM V.I. International Growth  ____%   ____%  (846) Oppenheimer Global Securities     ____%   ____%
 or monthly deductions    (803)  AIM V.I. Premier Equity        ____%   ____%  PIMCO Variable Insurance Trust
                                                                               ------------------------------
 are to be allocated.     The Alger American Fund                              (836)  PIMCO Real Return                ____%   ____%
                          -----------------------
  Total allocation in     (843)  Alger American MidCap Growth   ____%   ____%  (835)  PIMCO Short-Term                 ____%   ____%
each column must equal    American Century Variable Portfolios, Inc.           (837)  PIMCO Total Return               ____%   ____%
                          ------------------------------------------
  100%; whole numbers     (825)  VP Value                       ____%   ____%  Putnam Variable Trust
                                                                               ---------------------
         only.            Dreyfus Variable Investment Fund                     (814)  Putnam VT Diversified Income     ____%   ____%
                          --------------------------------
                          (807)  Developing Leaders             ____%   ____%  (813)  Putnam VT Growth and Income      ____%   ____%
                          (808)  Quality Bond                   ____%   ____%  (815)  Putnam VT Int'l Growth and Income____%   ____%
                          Fidelity Variable Insurance Products                 VALIC Company I
                          ------------------------------------                 ---------------
                          (840)  VIP Contrafund                 ____%   ____%  (805)  Mid Cap Index                    ____%   ____%
                          (838)  VIP Equity-Income              ____%   ____%  (801)  Money Market I                   ____%   ____%
                          (839)  VIP Growth                     ____%   ____%  (827)  Small Cap Index                  ____%   ____%
                          (844)  VIP Mid Cap                    ____%   ____%  (806)  Stock Index                      ____%   ____%
                          Franklin Templeton Variable Insurance Products Trust Vanguard Variable Insurance Fund
                          ---------------------------------------------------- --------------------------------
                          (845)  FT Small Cap Value Securities  ____%   ____%  (833)  High Yield Bond                  ____%   ____%
                          Janus Aspen Series                                   (834)  REIT Index                       ____%   ____%
                          ------------------
                          (821)  International Growth           ____%   ____%
                          (823)  Mid Cap Growth                 ____%   ____%  Other: ________________________         ____%   ____%
                          (822)  Worldwide Growth               ____%   ____%                                          100%    100%
                          MFS Variable Insurance Trust
                          ----------------------------
                          (819)  MFS Capital Opportunities      ____%   ____%
                          (809)  MFS Emerging Growth            ____%   ____%
                          (820)  MFS New Discovery              ____%   ____%
                          (818)  MFS Research                   ____%   ____%

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

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AGLC0101133

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
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[_]  MODE OF         4.
     PREMIUM              Indicate frequency and premium amount desired: $ ______ Annual  $ ______ Semi-Annual  $ _______ Quarterly
     PAYMENT/BILLING
     METHOD CHANGE                                                       $ _________ Monthly (Bank Draft Only)

  Use this section to     Indicate billing method desired: ___Direct Bill ___Pre-Authorized Bank Draft (attach a Bank Draft
  change the billing      Authorization Form and "Void" Check)
frequency and/or method
  of premium payment.
Note, however, that AGL   Start Date: ______/ ______/ ______
will not bill you on a
 direct monthly basis.
 Refer to your policy
    and its related
prospectus for further
information concerning
 minimum premiums and
   billing options.

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[_]  LOST POLICY     5.   I/we hereby certify that the policy of insurance for the listed policy has been _____LOST ______DESTROYED
     CERTIFICATE          ______OTHER.

 Complete this section    Unless I/we have directed cancellation of the policy, I/we request that a:
   if applying for a
    Certificate of             ______Certificate of Insurance at no charge
Insurance or duplicate
  policy to replace a          ______Full duplicate policy at a charge of $25
   lost or misplaced
   policy. If a full      be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
  duplicate policy is     policy to AGL for cancellation.
  being requested, a
 check or money order
for $25 payable to AGL
must be submitted with
     this request.

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                          Day of the month for transfers____________ (Chose a day of the month between 1-28)
[_]  DOLLAR COST     6.   Frequency of transfers: ______Monthly ______Quarterly ______Semi-Annually ______Annually
     AVERAGING (DCA)      DCA to be made from the following investment option: ________________________________________
    ($ 5,000 MINIMUM      Transfer: $____________________________ ($100 minimum, whole dollars only)
       BEGINNING
  ACCUMULATION VALUE)
                          AIM Variable Insurance Funds                          Neuberger Berman Advisers Management Trust
                          ----------------------------                          ------------------------------------------
   An amount can be       (802)  AIM V.I. International Growth  $ __________    (824)  Mid-Cap Growth                    $ _________
    systematically        (803)  AIM V.I. Premier Equity        $ __________    Oppenheimer Variable Account Funds
                                                                                ----------------------------------
 transferred from any     The Alger American Fund                               (846)  Oppenheimer Global Securities     $ _________
                          -----------------------
 one investment option    (843)  Alger American MidCap Growth   $ __________    PIMCO Variable Insurance Trust
                                                                                ------------------------------
and directed to one or    American Century Variable Portfolios, Inc.            (836)  PIMCO Real Return                 $ _________
                          ------------------------------------------
more of the investment    (825)  VP Value                       $ __________    (835)  PIMCO Short-Term                  $ _________
 options at right. The    Dreyfus Variable Investment Fund                      (837)  PIMCO Total Return                $ _________
                          --------------------------------
  AGL Declared Fixed      (807)  Developing Leaders             $ __________    Putnam Variable Trust
                                                                                ---------------------
Interest Account is not   (808)  Quality Bond                   $ __________    (814)  Putnam VT Diversified Income      $ _________
  available for DCA.      Fidelity Variable Insurance Products                  (813)  Putnam VT Growth and Income       $ _________
                          ------------------------------------
  Please refer to the     (840)  VIP Contrafund                 $ __________    (815)  Putnam VT Int'l Growth and Income $ _________
  prospectus for more     (838)  VIP Equity-Income              $ __________    VALIC Company I
                                                                                ---------------
information on the DCA    (839)  VIP Growth                     $ __________    (805)  Mid Cap Index                     $ _________
        option.           (841)  VIP Mid Cap                    $ __________    (801)  Money Market I                    $ _________
                          Franklin Templeton Variable Insurance Products Trust  (827)  Small Cap Index                   $ _________
                          ----------------------------------------------------
   NOTE: DCA is not       (845)  FT Small Cap Value Securities  $ __________    (806)  Stock Index                       $ _________
   available if the       Janus Aspen Series                                    Vanguard Variable Insurance Fund
                          ------------------                                    --------------------------------
 Automatic Rebalancing    (821)  International Growth           $ __________    (833)  High Yield Bond                   $ _________
option has been chosen.   (823)  Mid Cap Growth                 $ __________    (834)  REIT Index                        $ _________
                          (822)  Worldwide Growth               $ __________
                          MFS Variable Insurance Trust                          Other: ______________________________    $ _________
                          ----------------------------
                          (819)  MFS Capital Opportunities      $ __________
                          (809)  MFS Emerging Growth            $ __________
                          (820)  MFS New Discovery              $ __________
                          (818)  MFS Research                   $ __________

                          ______INITIAL HERE TO REVOKE DCA ELECTION.

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AGLC101133

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[_] AUTOMATIC 7.
    REBALANCING

($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option. Note:
Dollar Cost Averaging is not available if the Automatic Rebalancing Option is chosen.

Indicate frequency: __Quarterly______Semi-Annually ______Annually

                 (Division Name or Number)                                 (Division Name or Number)
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------
-------%:       --------------------------------------    -------%:       --------------------------------------

_______________ Initial Here To Revoke Automatic Rebalancing Election.

[_] AUTHORIZATION 8.
    FOR TRANSACTIONS

Complete this section if you are applying for or revoking current telephone privileges.

I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.

Initial the designation you prefer:

______ Policy Owner(s) only - If Joint Owners, either one acting independently.

______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

______ Initial Here To Revoke Telephone privilege authorization.

[_] CORRECT AGE 9.

Use this section to correct the age of any person covered under this policy. Proof of the correct date of birth must accompany this request.

Name of Insured for whom this correction is submitted: _________________________

Correct DOB: ________/________/________

[_] TRANSFER OF 10.
    ACCUMULATED VALUES

Use this section if you want to move money between divisions. The minimum amount for transfers is $500.00. Withdrawals from the AGL Declared Fixed Interest Account to a Variable Division may only be made within the 60 days after a contract anniversary. See transfer limitations outlined in prospectus. If a transfer causes the balance in any division to drop below $500, AGL reserves the right to transfer the remaining balance. Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

                                 (Division Name or Number)    (Division Name or Number)
Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

Transfer  $______ or______% from _________________________ to __________________________.

                                   PAGE 4 OF 5

AGLC101133

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[_] REQUEST FOR 11.
    PARTIAL SURRENDER/POLICY LOAN

Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service Request in addition to this section.

________I request a partial surrender of $ __________or ______% of the net cash surrender value.

________I request a loan in the amount of $ ____________.

________I request the maximum loan amount available from my policy.


Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and Variable Divisions in use.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[_] NOTICE OF 12.
    WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11.

The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

Check one: ______ I do want income tax withheld from this distribution.

           ______ I do not want income tax withheld from this distribution.

If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION/ 13.
    SIGNATURE

Complete this section for ALL requests.

CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

Dated at ________________________ this ______ day of ___________,____________.
              CITY, STATE

X                                       X
----------------------------------      ----------------------------------
 SIGNATURE OF OWNER                      SIGNATURE OF WITNESS

X                                       X
----------------------------------      ----------------------------------
 SIGNATURE OF JOINT OWNER                SIGNATURE OF WITNESS

X                                       X
----------------------------------      ----------------------------------
 SIGNATURE OF ASSIGNEE

                                   PAGE 5 OF 5

AGLC101133